UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 1, 2009

GENERAL MOTORS COMPANY

(Exact Name of Company as Specified in its Charter)

333-160471	DELAWARE	27-0383222
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of Principal Executive Offices)	(Zip Code)

(313) 556-5000

(Company’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 1, 2009, Mr. Frederick A. Henderson resigned as a director and stepped down from his positions as President and Chief Executive Officer of General Motors Company (the “Company”).

On December 1, 2009, Mr. Edward E. Whitacre, Jr. was appointed Chairman and Chief Executive Officer. Mr. Whitacre, age 68, was previously elected Chairman of the Board of Directors on July 10, 2009. He is Chairman Emeritus of AT&T Inc., where he served as Chairman and Chief Executive Officer from 2005 until his retirement in June 2007. Prior to the merger with AT&T Inc., Mr. Whitacre served as Chairman and Chief Executive Officer of SBC Communications from 1990 to 2005.

He is currently a director of Burlington Northern Santa Fe and Exxon Mobil Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Company)

Date: December 7, 2009	By:	/S/ NICK S. CYPRUS
Nick S. Cyprus
Vice President, Controller and Chief Accounting Officer